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                                  EXHIBIT 23.2

                       [Letterhead of Arthur Andersen LLP]

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated September 10, 1998, included in SL Industries, Inc.'s Form 10-K for the year ended July 31, 1998, and to all references to our firm included in this registration statement.


                                                       /s/ ARTHUR ANDERSEN LLP

                                                       ARTHUR ANDERSEN LLP





Philadelphia, PA
March 5, 1999